Share-Based Compensation - SARs fair value (Details) - SARs	Apr. 02, 2018 USD ($) Y
Share-Based Compensation
Grant date share closing price	$ 16.30
Exercise price	$ 16.30
Expected volatility (as a percent)	44.50%
Expected term (Years) | Y	6
Risk-free interest rate for the period similar to the expected term	2.61%